Exhibit 10.3

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT LETTER

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned Inland Real Estate Acquisitions, Inc., an Illinois corporation (“Assignor”) hereby assigns to IREIT LaGrange Hamilton DG, L.L.C., a Delaware limited liability company, IREIT LaGrange Wares Cross DG, L.L.C., a Delaware limited liability company, IREIT Brooks DG, L.L.C., a Delaware limited liability company, IREIT Maryville DG, L.L.C., a Delaware limited liability company, IREIT Valley DG, L.L.C., a Delaware limited liability company, IREIT Daleville DG, L.L.C., a Delaware limited liability company and IREIT Mobile Moffett DG, L.L.C., a Delaware limited liability company (collectively, “Assignee”) all of Assignor’s right, title and interest to purchase those properties leased to Dolgencorp, LLC which are located at (i) 2956 Hamilton Road, LaGrange, Georgia, (ii) 112 Wares Cross Road, LaGrange, Georgia, (iii) 7768 Newnan Road, Brooks, Georgia, (iv) 109 Sam Houston School Road, Maryville, Tennessee, (v) 4919 Lee Road 270, Valley, Alabama, (vi) 501 E. Main Street, Daleville, Alabama and (vii) 5475 Moffett Road, Mobile, Alabama (“Properties”) pursuant to that certain Purchase Agreement Letter between Assignor, as purchaser, and Highwood Investments, LLC, as seller, dated September 5, 2012 (the “Purchase Agreement Letter”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Properties.

This Assignment and Assumption of Purchase Agreement Letter is effective as of the 28th day of December, 2012.

ASSIGNOR: Inland Real Estate Acquisitions, Inc., an Illinois corporation

By: /s G. Joseph Cosenza

Name: G. Joseph Cosenza

Title: President

ASSIGNEE:

IREIT LaGrange Hamilton DG, L.L.C., a Delaware limited liability company

By: IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its Sole Member

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

By: /s David Z. Lichterman

Name: David Z. Lichterman

Title: Treasurer/Chief Accounting Officer

IREIT LaGrange Wares Cross DG, L.L.C., a Delaware limited liability company

By: IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its Sole Member

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

By: /s David Z. Lichterman

Name: David Z. Lichterman

Title: Treasurer/Chief Accounting Officer

IREIT Brooks DG, L.L.C., a Delaware limited liability company

By: IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its Sole Member

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

By: /s David Z. Lichterman

Name: David Z. Lichterman

Title: Treasurer/Chief Accounting Officer

IREIT Maryville DG, L.L.C., a Delaware limited liability company

By: IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its Sole Member

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

By: /s David Z. Lichterman

Name: David Z. Lichterman

Title: Treasurer/Chief Accounting Officer

IREIT Valley DG, L.L.C., a Delaware limited liability company

By: IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its Sole Member

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

By: /s David Z. Lichterman

Name: David Z. Lichterman

Title: Treasurer/Chief Accounting Officer

IREIT Daleville DG, L.L.C., a Delaware limited liability company

By: IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its Sole Member

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

By: /s David Z. Lichterman

Name: David Z. Lichterman

Title: Treasurer/Chief Accounting Officer

IREIT Mobile Moffett DG, L.L.C., a Delaware limited liability company

By: IREIT DG SPE II Member, L.L.C., a Delaware limited liability company, its Sole Member

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

By: /s David Z. Lichterman

Name: David Z. Lichterman

Title: Treasurer/Chief Accounting Officer